UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2011

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 30, 2011, the Board of Directors of Alexander & Baldwin, Inc. (the “Company”) expanded the size of the Board from nine to ten members, and appointed retired four-star Admiral Thomas B. Fargo as a member of the Board of Directors, effective as of that date. Other than as described in the subsection titled “Compensation of Directors” of the Company’s 2011 Proxy Statement, there is no material plan, contract or arrangement being entered into or amended in connection with Mr. Fargo’s election to the Board of Directors. There is no arrangement or understanding pursuant to which Mr. Fargo was appointed as a director, and there are no related party transactions between the Company and Mr. Fargo.

A press release announcing the appointment of Mr. Fargo was issued on December 1, 2011, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On December 1, 2011, the Company issued a press release announcing that the Board of Directors has approved a plan to pursue the separation of the Company into two independent publicly traded companies: (i) a Hawaii-based land company (“A&B”) with interests in real estate development, commercial real estate and agriculture and (ii) a Hawaii-based transportation company consisting of a Jones Act ocean transportation carrier serving the U.S. West Coast, Hawaii, Guam, Micronesia and China, and a domestic logistics provider. The separation will be effected through a tax-free spin-off. A press release announcing the proposed separation was issued on December 1, 2011, a copy of which is attached hereto as Exhibit 99.2.

Item 8.01. Other Events

On December 2, 2011, the Company conducted a live webcast discussing the proposed separation of the Company into two publicly traded companies. The presentation materials for that webcast are attached hereto as Exhibit 99.3.

This information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Statements in this Form 8-K and the attached exhibits that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement, including risks and uncertainties related to the (i) the timing and certainty of completion of the proposed separation, including unanticipated developments that delay or negatively impact the proposed separation, (ii) the realization of the expected benefits from the proposed separation, (iii) the ability of each business to operate as an independent entity, (iv) the conditions of the capital markets during the periods covered by the forward-looking statements, (v) disruptions to the Company's operations as a result of the separation, and (vi) the ability to retain key personnel. Additional factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 17-25 of the Form 10-K in the Company’s 2010 annual report. These forward-looking statements are not guarantees of future performance. The Company is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the date of the statements.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated December 1, 2011, announcing the appointment of Thomas B. Fargo to the Board of Directors of Alexander & Baldwin, Inc.

99.2	Press release dated December 1, 2011, announcing the proposed separation transaction.

99.3	Presentation materials related to webcast, December 2, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2011

ALEXANDER & BALDWIN, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President,
Chief Financial Officer and Treasurer